UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2020

_______________________________________________________________

PRIME GLOBAL CAPITAL GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

NEVADA	000-54288	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

E-5-2, Megan Avenue 1, Block E

Jalan Tun Razak

50400 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

+603 2162 0773
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value US$0.001	PGCG	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

As used in this report, the terms "we", “us", “our", the “Company" refer to PRIME GLOBAL CAPITAL GROUP INCORPORATED, a Nevada corporation.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On July 15, 2020, Weng Kung Wong resign Chief Executive Officer, Interim Chief Financial Officer, and Secretary and as a member of the Board of Directors. Weng Kung Wong’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On July 15, 2020, Maylee Gan Suat Lee resign as Director of the Company and as a member of the Board of Directors. Maylee Gan Suat Lee’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On July 15, 2020, Soo Choon Meng resign as Director of the Company and as a member of the Board of Directors. Soo Choon Meng’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On July 15, 2020, Muhamad Zakaria Bin Othman was appointed as Chief Executive Officer, Interim Chief Financial Officer, and Secretary and as a member of the Board of Directors. His biography is as follows:

Muhamad Zakaria Bin Othman

On July 15, 2020, Zakaria Bin Muhamad Zakaria Bin Othman, age 39, is currently Director of Vetho Phoenix Sdn Bhd and Gaeawave Sdn Bhd, both of which are investment companies.

Mr. Zakaria is responsible for the day to day running of the business. Mr Zakaria is also a director in various other companies who are in the field of property holding, investment holding, locally and international companies.

To reconfirm the following resignations:

July 15, 2020	Weng Kung Wong resign Chief Executive Officer, Interim Chief Financial Officer, and Secretary
July 15, 2020	Maylee Gan Suat Lee resign as Director
July 15, 2020	Soo Choon Meng resign as Director

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Dated: July 15, 2020

	By:	/s/ Zakaria
Zakaria
Chief Executive Officer Officer, Interim Chief Financial Officer, and Secretary

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